Exhibit 99.2
SCHEDULE 1
RECONCILIATION OF SUPPLEMENTAL NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES (UNAUDITED)
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Three Months Ended June 30, 2022
	GAAP	Net Revenue Adjustments (1)	Earnings Adjustments(2)	Non-GAAP	Consumer Business (3)	Supplemental Non-GAAP (3)

Revenues:
Merchant Solutions	$1,581,716	$(147,783)	$—	$1,433,933	$—	$1,433,933
Issuer Solutions	534,471	(75,398)	—	459,073	26,003	485,076
Business and Consumer Solutions	187,632	—	—	187,632	(187,632)	—
Intersegment Eliminations	(22,913)	725	—	(22,188)	10,550	(11,638)
	$2,280,906	$(222,456)	$—	$2,058,450	$(151,079)	$1,907,371

Operating income (loss):
Merchant Solutions	$535,359	$139	$184,281	$719,779	$—	$719,779
Issuer Solutions	67,715	1,636	130,451	199,803	11,663	211,466
Business and Consumer Solutions	31,726	—	17,363	49,089	(49,089)	—
Corporate	(179,372)	—	113,053	(66,319)	—	(66,319)
Impairment of goodwill	(833,075)	—	833,075	—	—	—
Loss on business dispositions	(152,211)	—	152,211	—	—	—
	$(529,858)	$1,776	$1,430,434	$902,352	$(37,426)	$864,926

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(1)Represents adjustments to revenues for gross-up related payments (included in operating expenses) associated with certain lines of business to reflect economic benefits to the company. For the three months ended June 30, 2022, net revenue adjustments included $1.8 million, to eliminate the effect of acquisition accounting fair value adjustments for software-related contract liabilities associated with acquired businesses.

(2)For the three months ended June 30, 2022, earnings adjustments to operating income included $327.8 million in COS and $117.3 million in SG&A. Adjustments to COS represent amortization of acquired intangibles of $327.4 million and other items of $0.4 million. Adjustments to SG&A included share-based compensation expense of $47.0 million, acquisition and integration expenses of $61.8 million and other items of $8.5 million.

For the three months ended June 30, 2022, earnings adjustments to operating income also included the $833.1 million noncash goodwill impairment charge in connection with the strategic review of the Business and Consumer Solutions segment and pending sale of the consumer business and the $152.2 million loss on business dispositions.

(3)The supplemental non-GAAP information reflects the planned divestiture of the consumer portion of our Business and Consumer Solutions segment and the realignment of the retained business-to-business portion of the Business and Consumer Solutions segment to the Issuer Solutions segment that we anticipate will take place during the third quarter of 2022 to reflect how the business will be managed going forward.

See "Non-GAAP Financial Measures" discussion on Schedule 7.

Note: Amounts may not sum due to rounding.

Exhibit 99.2
SCHEDULE 2
RECONCILIATION OF SUPPLEMENTAL NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES (UNAUDITED)
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Three Months Ended March 31, 2022
	GAAP	Net Revenue Adjustments (1)	Earnings Adjustments(2)	Non-GAAP	Consumer Business (3)	Supplemental Non-GAAP (3)

Revenues:
Merchant Solutions	$1,473,019	$(135,826)	$—	$1,337,193	$—	$1,337,193
Issuer Solutions	511,501	(68,958)	—	442,543	26,657	469,200
Business and Consumer Solutions	195,772	—	—	195,772	(195,772)	—
Intersegment Eliminations	(24,038)	1,184	—	(22,854)	10,991	(11,863)
	$2,156,254	$(203,600)	$—	$1,952,654	$(158,124)	$1,794,530

Operating income:
Merchant Solutions	$444,530	$80	$187,508	$632,117	$—	$632,117
Issuer Solutions	58,102	3,532	127,099	188,733	13,019	201,752
Business and Consumer Solutions	33,658	—	17,463	51,121	(51,121)	—
Corporate	(160,343)	—	90,843	(69,500)	—	(69,500)
	$375,947	$3,612	$422,913	$802,471	$(38,102)	$764,369

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(1)Represents adjustments to revenues for gross-up related payments (included in operating expenses) associated with certain lines of business to reflect economic benefits to the company. For the three months ended March 31, 2022, net revenue adjustments included $3.6 million, to eliminate the effect of acquisition accounting fair value adjustments for software-related contract liabilities associated with acquired businesses.

(2)For the three months ended March 31, 2022, earnings adjustments to operating income included $329.2 million in COS and $93.7 million in SG&A. Adjustments to COS represent amortization of acquired intangibles of $329.0 million and other items of $0.2 million. Adjustments to SG&A include share-based compensation expense of $38.4 million, acquisition and integration expenses of $51.0 million and other items of $4.3 million.

(3)The supplemental non-GAAP information reflects the planned divestiture of the consumer portion of our Business and Consumer Solutions segment and the realignment of the retained business-to-business portion of the Business and Consumer Solutions segment to the Issuer Solutions segment that we anticipate will take place during the third quarter of 2022 to reflect how the business will be managed going forward.

See "Non-GAAP Financial Measures" discussion on Schedule 7.

Note: Amounts may not sum due to rounding.

Exhibit 99.2
SCHEDULE 3
RECONCILIATION OF SUPPLEMENTAL NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES (UNAUDITED)
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Three Months Ended December 31, 2021
	GAAP	Net Revenue Adjustments (1)	Earnings Adjustments(2)	Non-GAAP	Consumer Business (3)	Supplemental Non-GAAP (3)

Revenues:
Merchant Solutions	$1,475,032	$(135,057)	$—	$1,339,975	$—	$1,339,975
Issuer Solutions	537,623	(74,719)	—	462,904	32,825	495,729
Business and Consumer Solutions	207,831	(27)	—	207,804	(207,804)	—
Intersegment Eliminations	(26,505)	700	—	(25,805)	15,172	(10,633)
	$2,193,981	$(209,103)	$—	$1,984,878	$(159,808)	$1,825,070

Operating income:
Merchant Solutions	$460,304	$193	$185,707	$646,204	$—	$646,204
Issuer Solutions	80,166	838	119,846	200,850	10,399	211,248
Business and Consumer Solutions	28,338	—	16,669	45,007	(45,007)	—
Corporate	(247,832)	—	189,243	(58,589)	—	(58,588)
	$320,976	$1,030	$511,465	$833,472	$(34,609)	$798,863

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(1)Represents adjustments to revenues for gross-up related payments (included in operating expenses) associated with certain lines of business to reflect economic benefits to the company. For the three months ended December 31, 2021, net revenue adjustments included $1.0 million, to eliminate the effect of acquisition accounting fair value adjustments for software-related contract liabilities associated with acquired businesses.

(2)For the three months ended December 31, 2021, earnings adjustments to operating income included $321.4 million in cost of services (COS) and $190.0 million in selling, general and administrative expenses (SG&A). Adjustments to COS represent amortization of acquired intangibles of $321.1 million and other items of $0.3 million. Adjustments to SG&A include share-based compensation expense of $34.7 million, acquisition and integration expenses of $98.6 million, facilities exit charges of $56.8 million and other items of $(0.1) million.

(3)The supplemental non-GAAP information reflects the planned divestiture of the consumer portion of our Business and Consumer Solutions segment and the realignment of the retained business-to-business portion of the Business and Consumer Solutions segment to the Issuer Solutions segment that we anticipate will take place during the third quarter of 2022 to reflect how the business will be managed going forward.

See "Non-GAAP Financial Measures" discussion on Schedule 7.

Note: Amounts may not sum due to rounding.

Exhibit 99.2
SCHEDULE 4
RECONCILIATION OF SUPPLEMENTAL NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES (UNAUDITED)
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Three Months Ended September 30, 2021
	GAAP	Net Revenue Adjustments (1)	Earnings Adjustments(2)	Non-GAAP	Consumer Business (3)	Supplemental Non-GAAP (3)

Revenues:
Merchant Solutions	$1,495,898	$(138,281)	$—	$1,357,617	$—	$1,357,617
Issuer Solutions	522,166	(64,411)	—	457,755	24,079	481,834
Business and Consumer Solutions	207,670	2	—	207,671	(207,671)	—
Intersegment Eliminations	(23,397)	681	—	(22,716)	12,844	(9,872)
	$2,202,337	$(202,010)	$—	$2,000,327	$(170,749)	$1,829,579

Operating income:
Merchant Solutions	$488,407	$103	$180,952	$669,462	$—	$669,462
Issuer Solutions	77,692	862	119,908	198,462	9,632	208,094
Business and Consumer Solutions	35,233	—	17,859	53,092	(53,092)	—
Corporate	(201,249)	—	135,805	(65,443)	—	(65,443)
	$400,083	$966	$454,524	$855,573	$(43,461)	$812,112

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(1)Represents adjustments to revenues for gross-up related payments (included in operating expenses) associated with certain lines of business to reflect economic benefits to the company. For the three months ended September 30, 2021, net revenue adjustments included $1.0 million, to eliminate the effect of acquisition accounting fair value adjustments for software-related contract liabilities associated with acquired businesses.

(2)For the three months ended September 30, 2021, earnings adjustments to operating income included $317.8 million in COS and $136.7 million in SG&A. Adjustments to COS represent amortization of acquired intangibles of $319.9 million and other items of $(2.1) million. Adjustments to SG&A include share-based compensation expense of $65.6 million, acquisition and integration expenses of $71.6 million and other items of $(0.5) million.

(3)The supplemental non-GAAP information reflects the planned divestiture of the consumer portion of our Business and Consumer Solutions segment and the realignment of the retained business-to-business portion of the Business and Consumer Solutions segment to the Issuer Solutions segment that we anticipate will take place during the third quarter of 2022 to reflect how the business will be managed going forward.

See "Non-GAAP Financial Measures" discussion on Schedule 7.

Note: Amounts may not sum due to rounding.

Exhibit 99.2
SCHEDULE 5
RECONCILIATION OF SUPPLEMENTAL NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES (UNAUDITED)
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Three Months Ended June 30, 2021
	GAAP	Net Revenue Adjustments (1)	Earnings Adjustments(2)	Non-GAAP	Consumer Business (3)	Supplemental Non-GAAP (3)

Revenues:
Merchant Solutions	$1,426,755	$(138,046)	$—	$1,288,709	$—	$1,288,709
Issuer Solutions	505,932	(59,525)	—	446,407	22,715	469,122
Business and Consumer Solutions	227,355	—	—	227,356	(227,356)	—
Intersegment Eliminations	(22,605)	671	—	(21,934)	13,329	(8,605)
	$2,137,437	$(196,900)	$—	$1,940,537	$(191,311)	$1,749,226

Operating income:
Merchant Solutions	$437,293	$133	$187,230	$624,656	$—	$624,656
Issuer Solutions	74,806	1,145	120,000	195,952	9,897	205,849
Business and Consumer Solutions	42,283	—	18,940	61,223	(61,223)	—
Corporate	(191,824)	—	120,180	(71,644)	—	(71,644)
	$362,558	$1,278	$446,351	$810,187	$(51,326)	$758,861
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(1)Represents adjustments to revenues for gross-up related payments (included in operating expenses) associated with certain lines of business to reflect economic benefits to the company. For the three months ended June 30, 2021, net revenue adjustments included $1.3 million, to eliminate the effect of acquisition accounting fair value adjustments for software-related contract liabilities associated with acquired businesses.

(2)For the three months ended June 30, 2021, earnings adjustments to operating income included $324.7 million in COS and $121.6 million in SG&A. Adjustments to COS represent amortization of acquired intangibles of $324.7 million. Adjustments to SG&A included share-based compensation expense of $43.3 million and acquisition and integration expenses of $78.3 million.

(3)The supplemental non-GAAP information reflects the planned divestiture of the consumer portion of our Business and Consumer Solutions segment and the realignment of the retained business-to-business portion of the Business and Consumer Solutions segment to the Issuer Solutions segment that we anticipate will take place during the third quarter of 2022 to reflect how the business will be managed going forward.

See "Non-GAAP Financial Measures" discussion on Schedule 7.

Note: Amounts may not sum due to rounding.

Exhibit 99.2
SCHEDULE 6
RECONCILIATION OF SUPPLEMENTAL NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES (UNAUDITED)
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Three Months Ended March 31, 2021
	GAAP	Net Revenue Adjustments (1)	Earnings Adjustments(2)	Non-GAAP	Consumer Business (3)	Supplemental Non-GAAP (3)

Revenues:
Merchant Solutions	$1,267,872	$(118,052)	$—	$1,149,820	$—	$1,149,820
Issuer Solutions	500,251	(60,871)	—	439,380	23,220	462,600
Business and Consumer Solutions	243,585	—	—	243,585	(243,585)	—
Intersegment Eliminations	(21,701)	1,134	—	(20,567)	13,049	(7,518)
	$1,990,007	$(177,789)	$—	$1,812,218	$(207,316)	$1,604,902

Operating income:
Merchant Solutions	$339,989	$294	$191,859	$532,142	$—	$532,142
Issuer Solutions	68,455	1,455	119,878	189,788	9,697	199,485
Business and Consumer Solutions	61,923	—	18,939	80,862	(80,862)	—
Corporate	(195,108)	—	127,431	(67,677)	—	(67,677)
	$275,259	$1,749	$458,107	$735,115	$(71,165)	$663,950

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(1)Represents adjustments to revenues for gross-up related payments (included in operating expenses) associated with certain lines of business to reflect economic benefits to the company. Also, for the three months ended March 31, 2021, net revenue adjustments included $1.7 million, to eliminate the effect of acquisition accounting fair value adjustments for software-related contract liabilities associated with acquired businesses.

(2)For the three months ended March 31, 2021, earnings adjustments to operating income include $329.2 million in COS and $128.9 million in SG&A. Adjustments to COS represent amortization of acquired intangibles of $329.2 million. Adjustments to SG&A include share-based compensation expense of $37.2 million and acquisition and integration expenses of $91.7 million.

(3)The supplemental non-GAAP information reflects the planned divestiture of the consumer portion of our Business and Consumer Solutions segment and the realignment of the retained business-to-business portion of the Business and Consumer Solutions segment to the Issuer Solutions segment that we anticipate will take place during the third quarter of 2022 to reflect how the business will be managed going forward.

See "Non-GAAP Financial Measures" discussion on Schedule 7.

Note: Amounts may not sum due to rounding.

Exhibit 99.2
SCHEDULE 7
GLOBAL PAYMENTS INC. AND SUBSIDIARIES

NON-GAAP FINANCIAL MEASURES
Global Payments supplements revenues, income (loss), operating income (loss), operating margin and earnings (loss) per share determined in accordance with U.S. GAAP by providing these measures with certain adjustments (such measures being non-GAAP financial measures) in this document to assist with evaluating our performance. In addition to GAAP measures, management uses these non-GAAP financial measures to focus on the factors the company believes are pertinent to the daily management of our operations. Management believes adjusted net revenue more closely reflects the economic benefits to the company's core business and allows for better comparisons with industry peers. Management uses these non-GAAP financial measures, together with other metrics, to set goals for and measure the performance of the business and to determine incentive compensation.

Adjusted net revenue, adjusted operating income, adjusted operating margin, adjusted net income and adjusted EPS should be considered in addition to, and not as substitutes for, revenues, operating income (loss), net income (loss) and earnings (loss) per share determined in accordance with GAAP. The non-GAAP financial measures reflect management's judgment of particular items, and may not be comparable to similarly titled measures reported by other companies. Adjusted net revenue excludes gross-up related payments associated with certain lines of business to reflect economic benefits to the company. On a GAAP basis, these payments are presented gross in both revenues and operating expenses. Adjusted operating income, adjusted net income and adjusted EPS exclude acquisition-related amortization expense, share-based compensation expense, acquisition and integration expense, the effect of any goodwill impairment charges and gain or losses on business dispositions, and certain other items specific to each reporting period as more fully described in the accompanying reconciliations. The tax rate used in determining the income tax impact of earnings adjustments is either the jurisdictional statutory rate in effect at the time of the adjustment or the jurisdictional expected annual effective tax rate for the period, depending on the nature and timing of the adjustment.

The supplemental non-GAAP information reflects the planned divestiture of the consumer portion of our Business and Consumer Solutions segment and the realignment of the retained business-to-business portion of the Business and Consumer Solutions segment to the Issuer Solutions segment that we anticipate will take place during the third quarter of 2022. Management believes that providing such supplemental financial information should enhance shareholders’ ability to evaluate how the business will be managed going forward.